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                                                                   EXHIBIT 10.35


                    AMENDMENT TO BYLAWS OF CROWN CRAFTS, INC.

                        ADOPTED BY THE BOARD OF DIRECTORS
                     OF CROWN CRAFTS, INC. ON JUNE 17, 2003

         1. The Bylaws of Crown Crafts, Inc. shall be amended by replacing the number "50" in the first sentence of Section 4 of Article V of such Bylaws with the number "70".

         2. Except as amended hereby, the Bylaws of Crown Crafts, Inc. shall remain in full force and effect.


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